UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)           February 13, 2007

CROWN NORTHCORP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-22936	22-3172740

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 613, Cheyenne, Wyoming	82001

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code            614/488-1169

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Effective February 13, 2007, Crown NorthCorp Inc. (“Crown”) has appointed Registrar and Transfer Company as its new transfer agent.
Shareholders may contact Registrar and Transfer Company at:
Registrar and Transfer Company
10 Commerce Drive
Cranford, NJ 07016
It appears there may have been a period of time where the transfer of shares were not promptly or properly recorded due to the absence of the services of a transfer agent. Registrar and Transfer Company has been instructed to review all records and ensure that all transfers that were requested have been properly recorded.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN NORTHCORP, INC.
March 31, 2007	By:	s/ Ronald E. Roark

Ronald E. Roark
Chief Executive Officer